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Explanation of Responses:

(1) BA Capital Company, L.P. may be considered a director by deputization as a result of its right to designate a member of the Issuer's board of directors.

(2) BA Capital Company, L.P. holds 840,250 shares of Class A Common Stock and 1,979,996 shares of Class B Common Stock of the Issuer. These securities may be deemed to be beneficially owned by (a) BA SBIC Management, LLC, the general partner of BA Capital Company, L.P., (b) BA Equity Management, L.P., the sole member of BA SBIC Management, LLC, (c) BA Equity Management GP, LLC, the general partner of BA Equity Management, L.P., and (d) J. Travis Hain, the managing member of BA Equity Management GP, LLC. Mr. Hain disclaims beneficial ownership of such securities.

(3) The option vests quarterly over four years, commencing on May 13, 2004 and ending on March 31, 2008.

(4) The option was granted to Robert H. Sheridan, who serves on the board of directors of the Issuer as a designee of BA Capital Company, L.P., in a transaction exempt under Rule 16b-3. Pursuant to the policies of BA Capital Company, L.P and its affiliates, Mr. Sheridan is deemed to hold the reported option for the benefit of BA Capital Company, L.P and must exercise the option solely upon the direction of BA Capital Company, L.P. BA Capital Company, L.P may be deemed the indirect beneficial owner of the option. BA Capital Company, L.P disclaims beneficial ownership of the option except to the extent of its pecuniary interest therein.

(5) The Class B Common Stock does not have an expiration date and is exercisable immediately for Class A Common Stock on a 1-for-1 basis at the election of the holder for no additional consideration.

(6) Banc of America Capital Investors SBIC, L.P. holds 9,650,763 shares of Class B Common Stock. These securities may be deemed to be beneficially owned by (a) Banc of America Capital Management SBIC, LLC, the general partner of Banc of America Capital Investors SBIC, L.P., (b) Banc of America Capital Management, L.P., the sole member of Banc of America Capital Management SBIC, LLC, (c) BACM I GP, LLC, the general partner of Banc of America Capital Management, L.P., and (d) Mr. Hain, the managing member of BACM I GP, LLC. Mr. Hain disclaims beneficial ownership of all such securities.

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JOINT FILER INFORMATION

Name: BA SBIC Management, LLC

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BA SBIC MANAGEMENT, LLC

By: BA Equity Management, L.P., its sole member

By: BA Equity Management GP, LLC, its general partner

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member

Name: BA Equity Management, L.P.

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BA EQUITY MANAGEMENT, L.P.

By: BA Equity Management GP, LLC, its general partner

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member

(Page 5 of 7)

Name: BA Equity Management GP, LLC

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BA EQUITY MANAGEMENT GP, LLC

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member

Name: J. Travis Hain

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: /s/ J. Travis Hain

J. Travis Hain

(Page 6 of 7)

Name: Banc of America Capital Investors SBIC, L.P.

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BANC OF AMERICA CAPITAL INVESTORS SBIC, L.P.

By: Banc of America Capital Management SBIC, LLC, its general partner

By: Banc of America Capital Management, L.P., its sole member

By: BACM I GP, LLC, its general partner

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member

Name: Banc of America Capital Management SBIC, LLC

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BANC OF AMERICA CAPITAL MANAGEMENT SBIC, LLC

By: Banc of America Capital Management , L.P., its sole member

By: BACM I GP, LLC, its general partner

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member

(Page 7 of 7)

Name: Banc of America Capital Management, L.P.

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BANC OF AMERICA CAPITAL MANAGEMENT, L.P.

By: BACM I GP, LLC, its general partner

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member

Name: BACM I GP, LLC

c/o BA Capital Company, L.P.

100 North Tryon Street, Floor 25

Charlotte, NC 28255

Designated Filer: BA Capital Company, L.P.

Issuer and

Ticker Symbol: Cumulus Media Inc. (CMLS)

Date of Event

Requiring Statement: May 14, 2004

Signature: BACM I, GP, LLC

By: /s/ J. Travis Hain

Name: J. Travis Hain

Title: Managing Member